Exhibit 32

CERTIFICATIONS

CERTIFICATION PURSUANT TO 18 U.S.C. § 1350

In connection with the Quarterly Report of Community First Financial Corporation (the “Company”) on Form 10-QSB for the period ended June 30, 2005 as filed with the Securities and Exchange Commission (the “Report”), we, John L. Wynne, President and Chief Executive Officer of the Company, and F.F. Falls, Vice President and Principal Financial Officer of the Company, hereby certify pursuant to 18 U.S.C § 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to our knowledge:

(a)	the Report fully complies with the requirement of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, and

(b)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 9, 2005	/s/ John L. Wynne
John L. Wynne
President and Chief Executive Officer

Date: August 9, 2005	/s/ F. F. Falls
F. F. Falls
Vice President “Chief Financial Officer”

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